ORDINARY SHARES	12 Months Ended
Dec. 31, 2011
ORDINARY SHARES
ORDINARY SHARES

11.  ORDINARY SHARES

On January 27, 2004, the Company issued 100 ordinary shares to a founder at USD0.01 per share when the Company was incorporated. On August 31, 2005, the Company issued 19,999,900 ordinary shares to various employees and consultants at USD0.01 per share. Such shares were issued for services already performed in connection with the establishment of the Company. The Company recorded compensation expense based on the fair value of the shares issued.

In connection with the Series A financing, the Company’s Series A investor purchased 8,000,775 ordinary shares from the Company in March 2004 (Note 10). In November 2006, the Series A investor transferred such 8,000,775 ordinary shares to certain employees and the Company recorded compensation expense based on the fair value of the shares transferred to these employees.

In August 2006, the Company issued 6,105,982 ordinary shares to the founder for proceeds of USD1,000. In November 2006, the Company issued 3,327,760 ordinary shares to certain employees for proceeds of USD545. In connection with these issuances of ordinary shares, the Series A investor and these employees entered into agreements whereby the employees would borrow, either directly or indirectly, half of the purchase price of the ordinary shares from the Series A investor. Loans of USD773 were borrowed from the Series A investor on the date of the respective share issuances and were payable in five years (August 2011 and November 2011, respectively). Such loans were personally guaranteed by the founder and bore an interest rate of 3% per annum. The Company concluded that these loans were non-recourse in substance and therefore, the issuance of ordinary shares associated with loans from a principal shareholder were considered stock options granted to employees. However, as the Series A investor bears the collection risk of the loans and shares were immediately vested, the shares were considered exercised upon issuance.

In December 2009, RDA Cayman issued 12,899,062 ordinary shares to 111 employees who had exercised vested stock options granted under RDA Micro BVI’s 2005 Share Option Scheme. These options had been assigned to and assumed by RDA Cayman in August 2008.

In December 2009, the Company entered into a subscription agreement with a third party investor to issue 1,950,642 ordinary shares for proceeds of USD4,200 or USD2.1531 per share.

On March 16, 2010, the Company issued 1,950,642 ordinary shares to an investor for proceeds of USD4,200 or USD2.1531 per share pursuant to the subscription agreement entered into in December 2009.

In November 2010, the Company offered 8,467,000 American Depositary Shares (“ADSs”), representing 50,802,000 ordinary shares, at USD9 per ADS to the public, and raised proceeds of USD76,203, net of issuance costs of USD8,722. The Company’s ADSs are traded on the NASDAQ in the United States.

From October 2011 to December 2011, the Company used USD12,835 and repurchased 1.57 million of its ADSs, see note 14 for details.